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                                                  Exhibit 10(a)

                         FIRST AMENDMENT TO
                       THE ADVEST THRIFT PLAN

                  Effective as of  January 1, 1994


           1.    Article XVII of The Advest Thrift Plan (the "Plan"),

is  hereby amended by adding the following new Section 17.12  to  the end thereof, to read in its entirety as follows:


           "17.12 In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation and 414(s) Compensation of each Employee taken into account under the Plan shall not exceed the OBRA `93 annual compensation limit. The OBRA `93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code Section 401 (a) (17) (B). the cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation and 414 (s) Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA `93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

           For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Code Section 401 (a)
(17) shall mean the OBRA `93 annual compensation limit set forth in this provision."



                                             As adopted by the
                                             Advest Group, Inc.
                                             Board of Directors on
                                             June 8, 1995

                          SECOND AMENDMENT
                       THE ADVEST THRIFT PLAN
                   Effective as of January 1, 1989

     1. Section 2.14 of The Advest Thrift Plan (the "Plan") is hereby amended to read in its entirety as follows:

     "2.14          `Compensation' shall mean the base pay, plus any
premiums for overtime or night work, plus any additional compensation under any bonus or incentive plans
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 paid to an Employee during the Plan Year, including any salary deferrals under a plan intended to meet the requirements of either
Section 401(k) or Section 125 of the Code. Compensation in excess of $200,000 shall be disregarded; provided, however, that such limit shall be adjusted as permitted under Section 401(a) (17) of the Code. In applying this limitation, the family group of a Highly Compensated Participant who is subject to the Family Member aggregation rules of Code Section 414(q) (6) because such Participant is either a `five percent owner' of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest Code Section 415 Compensation during the year, shall be treated as a single Participant, except that for this purpose Family Members shall include only the affected Participant's spouse and any lineal descendants who have not attained age nineteen (19) before the close of the year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then the limitation shall be prorated among the affected Family Members in proportion to each such Family Member's Compensation prior to the application of this limitation, or the limitation shall be adjusted in accordance with any other method permitted by Regulation."

     2. Section 2.20 of the Plan is hereby amended to read in its entirety as follows:

     "2.20          `ESOP Compensation' shall mean the total payments
received by a Participant from the Employer during the Plan Year and reportable on his Internal Revenue Service Form W-2, including any amounts deferred by a Participant under a qualified cash or deferred arrangement maintained by the Employer pursuant to Section 401(k) of the Code and the amount of any reduction in a Participant's compensation under a cafeteria plan maintained by the Employer pursuant to Section 125 of the Code, and excluding amounts in excess of $60,000, multiplied by the sum of one (1) plus a fraction, the numerator of which is the Participant's Years of Service (not to exceed twenty (20)) and the denominator of which is forty (40). In applying this limitation, the family group of a Highly Compensated Participant who is subject to the Family Member aggregation rules of Code Section 414(q) (6) because such Participant is either a `five percent owner' of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest Code Section 415 Compensation during the year, shall be treated as a single Participant, except that for this purpose Family Members shall include only the affected Participant's spouse and any lineal descendants who have not attained age nineteen (19) before the close of the year.

     3. Section 2.24 of the Plan is hereby amended to read in its entirety as follows:

     "2.24          `414(s)    Compensation' shall mean, with respect
to any Employee, his deferred compensation plus Code Section 415 Compensation paid during a Plan Year. The amount of 414(s) Compensation with respect to any Employee shall include 414(s) Compensation during the twelve (12) month period ending on the last day of the Plan Year, except that for Plan Years beginning prior to January 1, 1990, 414(s) Compensation shall only be recognized as of an Employee's effective date of participation in the Plan. 414(s) Compensation in excess of $200,000 shall be disregarded; provided, however, that such limit shall be adjusted at the same time and in the same manner as provided under Section 415(d) of the Code. In applying this limitation, the family group of a Highly Compensated Participant who is subject to the Family Member aggregation rules of Code Section 414(q) (6) because such Participant is either a `five percent owner' of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest Code Section 415 Compensation during the
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year, shall be treated as a single Participant, except that for this purpose Family Members shall include only the affected Participant's spouse and any lineal descendants who have not attained age nineteen
(19) before the close of the year."

     4. Section 2.41 of the Plan is hereby amended by adding the following new sentence to the end thereof:

     "The assets of the Plan shall be valued, and each Participant's Account shall be adjusted for income or loss on each Valuation Date."

     5. Section 5.1(b) of the Plan is hereby amended to read in its entirety as follows:

     "The Employer shall contribute to the Plan (for allocation to Participant's 401(k) Accounts) for each Plan Year, within the time prescribed by law for filing of the income tax year for the Company's fiscal year, including extensions thereof, an amount on behalf of each active Participant, as determined by the Board, subject to the limitations of Section 5.14 hereof, according to one or both of the following formulas:

     1. The Employer Percentage Contribution Formula. The Employer shall contribute an amount determined by the Board, which shall be allocated among the 401(k) Accounts of each Active Participant in proportion to such Active Participant's Compensation. Such contribution for any calendar quarter shall only be allocated to Participants who are Active Participants as of the last day of such calendar quarter.

     2. The Employer Matching Contribution Formula. The Employer shall contribute to the Plan such amount as shall be determined by the Board, and such amount shall be allocated among the 401(k) Accounts of each Active Participant in proportion to such Active Participant's Employee contributions which are collected by payroll deduction. Such contribution shall only be allocated to Participants with respect to Employee contributions made in a calendar quarter if such Participants were Active Participants as of the last day of such calendar quarter."

     6. Section 5.4(a)(1) of the Plan is hereby amended to read in its entirety as follows:

     "Within 12 months after the end of the Plan Year, the Employer may make an additional Employer contribution, designated as an Employee contribution on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 5.3. Such contribution shall be allocated in proportion to each such Non-Highly Compensated Participant's Compensation, and shall be treated as an Employee contribution for purposes of Articles VI and VIII of the Plan; or"

     7. Section 5.4 of the Plan is hereby further amended by adding the following new paragraph to the end thereof, to read in its entirety as follows:

     "For purposes of this Section 5.4, `income' means the income or losses allocable to excess contributions which shall equal the allocable gain or loss for the Plan Year. The income allocable to excess contributions for the Plan Year is determined by multiplying the
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 income for the Plan Year by a fraction.  The numerator of the fraction is the excess contribution for the Plan Year. The denominator of the fraction is the total Participant's 401(k) Account attributable to Employee contributions as of the end of the Plan Year, reduced by the gain allocable to such total amount for the Plan Year and increased by the loss allocable to such total amount for the Plan Year."

     8. Section 5.6 of the Plan is hereby amended by adding the following new paragraph to the end thereof, to read in its entirety as follows:

     "For purposes of this Section 5.6, `income' means the income or losses allocable to excess matching contributions which shall equal the allocable gain or loss for the Plan Year. The income allocable to excess matching contributions for the Plan Year is determined by multiplying the income for the Plan Year by a fraction. The numerator of the fraction is the excess matching contribution for the Plan Year. The denominator of the fraction is the total Participant's 401(k) Account attributable to Employer matching contributions as of the end of the Plan Year, reduced by the gain allocable to such total amount for the Plan Year and increased by the loss allocable to such total amount for the Plan Year."


                         THIRD AMENDMENT TO
                       THE ADVEST THRIFT PLAN
                   Effective as of January 1, 1995

     Section 5.1(b) of The Advest Thrift Plan is hereby amended to read in its entirety as follows:

     "The Employer shall contribute to the Plan (for allocation to Participant's 401(k) Accounts) for each Plan Year, within the time prescribed by law for filing of the income tax return for the Company's fiscal year, including extensions thereof, an amount on behalf of each Active Participant, as determined by the Board, subject to the limitations of Section 5.14 hereof, according to one or both of the following formulas:

     1. The Employer Percentage Contribution Formula. The Employer shall contribute an amount determined by the Board, which shall be allocated among the 401(k) Accounts of each Active Participant in proportion to such Active Participant's Compensation earned while an Active Participant. Such contribution for any calendar quarter shall only be allocated to participants who are Active Participants as of the last day of such calendar quarter.

     2. The Employer Matching Contribution Formula. The Employer shall contribute to the Plan an amount to be allocated among the 401(k) Accounts of each Active Participant for each Active Participant equal to such Active Participant's Employee contributions, not in excess of 2% of such Active Participant's Compensation earned while an Active Participant, which are collected by payroll deduction. Such contribution shall only be allocated to Participants with respect to Employee contributions made in a calendar quarter if such Participants were Active Participants as of the last day of such calendar quarter."
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                         FOURTH AMENDMENT TO
                       THE ADVEST THRIFT PLAN

     THIS FOURTH AMENDMENT to The Advest Group, Inc. Thrift Plan (the "Plan") is made effective as of August 8, 1996.

                         W I T N E S S E T H

     WHEREAS, the Plan was established effective December 31, 1992 through the merger and restatement of predecessor benefit plans;

     WHEREAS, the Plan subsequent thereto was amended on three occasions; and

     WHEREAS, the Company believes that it is now appropriate to further amend the Plan to provide for certain changes in which Plan expenses and forfeitures of shares held in ESOP accounts are treated;

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1. Section 13.3 of The Advest Thrift Plan (the "Plan") is hereby amended to read in its entirety as follows:

     "13.3 Expenses. Notwithstanding anything to the contrary herein, all expenses of the administration of the Trust Fund, and other expenses incident to the termination and distribution of the Trust Fund, incurred prior to or after the termination of the Plan, shall be paid from the Trust Fund, unless voluntarily paid by the Employer."

     2. Section 5.13 of the Plan is hereby amended to read in its entirety as follows:

     "5.13     Allocation of Forfeitures.  As of the end of each Plan
Year, the Administrator shall determine the value of forfeitures, pursuant to Section 10.13 hereof, during the Plan Year then ending. The Administrator shall use the portion of such forfeitures attributable to Employer contributions pursuant to Section 5.1(b) and earnings thereon to reduce the Employer contribution calculated pursuant to Section 5.1(b) for the Plan Year in which such forfeitures occur. The Administrator shall apply the portion of such forfeitures attributable to amounts held in Participants' ESOP Accounts to the payment of administration of the Trust Fund, with any remaining balance allocated among the ESOP Accounts of Active Participants in proportion to each Active Participant's ESOP Compensation for such Plan Year."

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be effective as of the date first written above.

                    THE ADVEST GROUP, INC.

                    By:/s/ Allen Weintraub
                       --------------------
                         Allen Weintraub
                    Chairman and Chief Executive Officer
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